CMA

CMA ARIZONA
MUNICIPAL MONEY FUND

Semi-Annual Report










September 30, 1995




MERRILL LYNCH BULL LOGO







This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. The Fund seeks to maintain a consistent $1.00 net asset value per share, although this cannot be assured. An investment in the Fund is neither insured nor guaranteed by the US Government.

CMA Arizona
Municipal Money Fund
Box 9011
Princeton, NJ 08543-9011





To Our Shareholders:

For the six-month period ended September 30, 1995, CMA Arizona
Municipal Money Fund paid shareholders a net annualized yield of 3.57%*. As of September 30, 1995, the Fund's 7-day yield was 3.56%.

The Environment
After losing momentum through the second calendar quarter, it now appears that the US economy has resumed a moderate growth trend. Gross domestic product growth for the three months ended June 30 was revised to show that the economy expanded at a 1.1% pace, rather than the 0.5% rate that was originally reported. The employment report for August exceeded consensus expectations, although most of the new jobs created were in the service sector, reflecting the ongoing sluggishness in manufacturing. However, durable goods orders rebounded somewhat in August, supported by stronger automobile sales. Reflecting the trend of renewed economic growth and continued containment of inflationary pressures, the Federal Reserve Board signaled no shift in monetary policy following its September meeting.

One of the major developments during the latter part of the period under review was the strengthening of the US dollar relative to the yen and the Deutschemark. Improving interest rate differentials favoring the US currency, combined with coordinated central bank intervention and more positive investor sentiment, have helped to bolster the dollar in foreign exchange markets. Other factors that appear to be improving the US dollar's outlook in the near term are a pick-up in capital flows to the United States and the prospect of increased capital outflows from Japan. However, it remains to be seen if the US dollar's strengthening trend can continue without significant improvements in the US budget and trade deficits.

[FN]
*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

In the weeks ahead, investor interest will continue to focus on US economic activity. Clear signs of a moderate, noninflationary expansion could further benefit the US stock and bond markets. In addition, should the current Federal budget deficit reduction efforts now underway in Washington prove successful, the implications would likely be positive for the US financial markets.

Investment Outlook and Strategy
Short-term interest rates continued to fall relatively unabated during the six-month period ended September 30, 1995 as they have been since late 1994. A series of economic data releases indicated that the severely restrictive monetary policy undertaken by the Federal Reserve Board in 1994 had taken effect on the US economy in the form of moderating growth. Additionally, the news on inflation continued to be overwhelmingly favorable, which provided the backdrop for a falling interest rate environment. Investors began to anticipate that the Federal Reserve Board eventually would have to begin cutting interest rates to avoid the possibility of a recession in the United States. In fact, on July 6, 1995, the Federal Reserve Board cut its key interest rate by 25 basis points (0.25%) to 5.75%, confirming that an economic switch had occurred and signaling a change in monetary policy from a restrictive stance to a more neutral stance. This series of events provided the impetus for the yield curve to flatten over the course of the six-month period ended September 30, 1995. For instance, while yields on three-month US Treasury bills fell approximately 45 basis points during the period, the yield on one-year US Treasury bills dropped nearly 95 basis points during the same period.

Although the State of Arizona's economy seems to have peaked (as exhibited by a weakening housing market), it is still expected to fare well through the remainder of 1995. For the first six months of 1995, wage and salary employment was up 5.3% over the comparable period in 1994. Also, after increasing 12% last year, retail sales have increased 11.3% through May 1995. In addition, consensus forecasts expect retail sales to be up 7.2% this year and 6.4% next year. Furthermore, population gains still remain very impressive. After a gain of nearly 113,000 people in the State last year, or an increase of 2.8%, similar gains are expected this year and in 1996. Moreover, Arizona again has regained its position as one of the fastest growing areas in the United States in terms of job creation. After ranking twenty-eighth in job creation in 1990, the State moved up to fifth in 1994 and third in 1995. Additionally, for the first four years of the decade, the State ranks first in terms of job growth. At the State's fiscal year-end June 30, 1995, Arizona reported its largest surplus in State history of $500 million. Governor Symington stated that the size of the surplus will make it easier to honor his promised tax cut of $200 million in property taxes next year from the State's $4.4 billion budget.

As it became more apparent that the Federal Reserve Board was nearing the end of its interest rate hikes, we extended CMA Arizona Municipal Money Fund's average portfolio maturity to the 45-day range by April month-end. This was accomplished mainly by extending a majority of the Fund's commercial paper to take advantage of the spike in interest rates resulting from outflows during tax time. However, in order to take advantage of the continued flatness in the short-term municipal yield curve during May and June, we allowed the Fund's average portfolio maturity to decrease to the 30-day range. For example, yields on variable rate demand obligations were equal to or higher than those of one-year fixed-rate Arizona notes during this period. Conversely, in response to both the easing of monetary policy by the Federal Reserve Board in July and the anticipated lack of short-term supply during the remainder of the year, we extended the Fund's average portfolio maturity to the 60-day range by September 30, 1995. During the six-month period ended September 1995, the State of Arizona's short-term issuance totaled $101 million, an increase from the $17.4 million issued during the previous six-month period. Diversification and credit quality remain paramount to the Fund, and we will continue to closely monitor the everchanging marketplace.

In Conclusion
We thank you for your support of CMA Arizona Municipal Money Fund, and we look forward to serving your investment needs in the future.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President

(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President




(Darrin J. San Fillippo)
Darrin J. San Fillippo
Portfolio Manager



October 30, 1995



We are pleased to announce that Darrin J. San Fillippo is responsible for the day-to-day management of CMA Arizona Municipal Money Fund. Mr. San Fillippo has been employed by Merrill Lynch
Asset Management, L.P. since 1988, becoming Assistant Vice President in the Tax-Exempt Bond Department in 1995.






Portfolio Abbreviations for CMA Arizona Municipal Money Fund

AMT          Alternative Minimum Tax (subject to)
COP          Certificates of Participation
CP           Commercial Paper
DATES        Daily Adjustable Tax-Exempt Securities
IDA          Industrial Development Authority
IDR          Industrial Development Revenue Bonds
M/F          Multi-Family
PCR          Pollution Control Revenue Bonds
TAN          Tax Anticipation Notes
UT           Unlimited Tax
VRDN         Variable Rate Demand Notes

CMA ARIZONA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1995                                                          (IN THOUSANDS)
                      Face                                                                                       Value
State                Amount                            Issue                                                   (Note 1a)
Arizona--           $ 5,400   Arizona Educational Loan Marketing Corp., Educational Loan Revenue Bonds,
99.2%                         VRDN, AMT, Series A, 4.50% due 3/01/2015 (a)(c)                                   $  5,400
                              Arizona Health Facilities Authority Revenue Bonds (Arizona Voluntary
                              Hospital Federation), VRDN (a)(d):
                      1,460      Series A, 4.35% due 10/01/2015                                                    1,460
                      1,245      Series B, 4.35% due 10/01/2015                                                    1,245
                      1,310   Arizona State University Revenue Bonds, 7.10% due 7/01/1996 (b)                      1,367
                      5,100   Casa Grande, Arizona, IDA, Revenue Bonds (Mayville Project), VRDN, 4.05% due
                              7/01/2015 (a)                                                                        5,100
                      5,300   Cochise County, Arizona, Pollution Control Corp., Solid Waste Disposal
                              Revenue Bonds (Arizona Electric Power Cooperative, Inc. Project), AMT,
                              3.90% due 3/01/1996                                                                  5,300
                      4,000   Coconino County, Arizona, Pollution Control Corp., Arizona
                              Public Service Revenue Bonds (Navajo Project), VRDN, AMT, Series A,
                              4.65% due 10/01/2029 (a)                                                             4,000
                        500   Flagstaff, Arizona, IDA, IDR (W.L. Gore & Associates), CP, 3.50%
                              due 12/05/1995                                                                         500
                      2,200   Glendale, Arizona, IDA, IDR (Superior Bedding Co. Project), VRDN, 4.60% due
                              10/01/2014 (a)                                                                       2,200
                              Maricopa County, Arizona, IDA, M/F Housing Revenue Bonds, VRDN, AMT (a):
                      3,700      (Privado Park Apartments Project), Series A, 4.55% due 6/01/2034                  3,700
                      4,000      (Vista Ventana Apartments Project), Series D, 4.55% due 6/01/2034                 4,000
                        200   Maricopa County, Arizona, IDA, PCR (Motorola Inc. Project), VRDN, 4.30% due
                              10/01/1995 (a)                                                                         200
                      3,600   Maricopa County, Arizona, PCR, Refunding (Arizona Public Service Co.), VRDN,
                              Series B, 4.45% due 5/01/2029 (a)                                                    3,600
                              Maricopa County, Arizona, Pollution Control Corp., PCR, CP (Southern
                              California Edison--Palo Verde Project):
                      1,400      Series C, 3.85% due 1/03/1996                                                     1,400
                      1,100      Series D, 3.70% due 10/20/1995                                                    1,100
                      1,000      Series F, 3.70% due 11/17/1995                                                    1,000
                      1,000      Series F, 3.45% due 12/15/1995                                                    1,000
                      3,700   Maricopa County, Arizona, Pollution Control Corp., PCR (El Paso
                              Electric Co.--Palo Verde Project), VRDN, Series E, 4.50%
                              due 12/01/2014 (a)                                                                   3,700
                      1,000   Maricopa County, Arizona, Unified School District No. 4 (Mesa), UT,
                              Series C, 6.60% due 7/01/1996 (e)                                                    1,020
                              Maricopa County, Arizona, Unified School District, TAN:
                      1,050      No. 41 (Gilbert), Series A, 4.55% due 7/31/1996                                   1,055
                      6,000      No. 97 (Deer Valley), Series B, 4.60% due 7/31/1996                               6,031
                      3,000      No. 210 (Phoenix), Series A, 4.45% due 7/31/1996                                  3,011
                              Mesa, Arizona, Municipal Development Corp., Special Tax Revenue Bonds, CP:
                      2,000      3.80% due 10/02/1995                                                              2,000
                      2,700      3.75% due 10/19/1995                                                              2,700
                      4,000      3.70% due 12/01/1995                                                              4,000
                      1,155   Mesa, Arizona, Utility Systems Revenue Refunding Bonds, 6.10% due
                              7/01/1996 (d)                                                                        1,176

CMA ARIZONA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1995 (CONCLUDED)                                              (IN THOUSANDS)
                      Face                                                                                       Value
State                Amount                            Issue                                                   (Note 1a)
Arizona                       Mohave County, Arizona, IDA, IDR (Citizens Utilities), CP, AMT:
(concluded)          $2,700      3.75% due 11/01/1995                                                           $  2,700
                      2,700      3.95% due 11/08/1995                                                              2,700
                      3,000   Phoenix, Arizona, Civic Improvement Corp., Excise Tax Revenue Bonds
                              (Apartment Improvements), VRDN, AMT, 4.50% due 6/01/2020 (a)                         3,000
                              Phoenix, Arizona, IDA, M/F Housing Revenue Refunding Bonds, VRDN (a):
                      4,375      (Lynwood Apartments Project), 4.40% due 10/01/2025                                4,375
                      4,000      (Paradise Lakes Apartments Project), 4.50% due 7/01/2025                          4,000
                      1,650   Pima County, Arizona, IDA, IDR, Refunding (Tucson Retirement Center), VRDN,
                              4% due 1/01/2009 (a)                                                                 1,650
                              Pima County, Arizona, IDA, M/F Housing Revenue Bonds, VRDN, AMT (a):
                      1,000      (Quail Ridge Apartments), Series B, 4.55% due 6/01/2034                           1,000
                        900      (Saguaro Crest Apartments), Series A, 4.55% due 6/01/2034                           900
                              Pinal County, Arizona, IDA, PCR (Magma Copper/Newmont Mining Corp.),
                              VRDN, DATES (a):
                      1,100      4.60% due 12/01/2009                                                              1,100
                      2,300      4.60% due 12/01/2009                                                              2,300
                      1,000   Pinal County, Arizona, Unified High School District No. 82 (Casa Grande), UT,
                              Series A, 3.80% due 7/01/1996 (e)                                                    1,000
                              Salt River Project, Arizona, Agricultural Improvements and Power Distribution,
                              Electric System Revenue Bonds, CP:
                      3,800      3.70% due 10/25/1995                                                              3,800
                      1,500      3.85% due 10/25/1995                                                              1,500
                      4,700      3.80% due 12/12/1995                                                              4,700
                              Special Fund of Industrial Community, Arizona, Tax-Exempt COP, Refunding
                              Bonds, CP (d):
                      1,500      3.75% due 10/12/1995                                                              1,500
                      2,000      3.90% due 10/24/1995                                                              2,000
                      1,200      3.75% due 1/03/1996                                                               1,200
                      1,500   Tempe, Arizona, Excise Tax Revenue Bonds, 4.20% due 1/01/1996                        1,500
                      1,000   Tempe, Arizona, IDA, M/F Housing Revenue Bonds (Elliots Crossing), VRDN,
                              4.35% due 10/01/2008 (a)                                                             1,000
                      1,765   Tucson, Arizona, IDA, IDR, Refunding (Santa Rita Hotel), VRDN, AMT, Series B,
                              4.65% due 12/01/2016 (a)                                                             1,765
                              Yavapai County, Arizona, IDA, IDR (Citizens Utilities), CP, AMT:
                      1,500      3.95% due 10/13/1995                                                              1,500
                      1,900      3.95% due 11/01/1995                                                              1,900
                      1,200      3.95% due 11/08/1995                                                              1,200
                      3,200   Yavapai County, Arizona, IDA, IDR, Refunding (Kachina Pointe Project),
                              VRDN, 4% due 1/01/2009 (a)                                                           3,200
                        500   Yuma, Arizona, IDA, IDR (Ardco Inc. Project), VRDN, 4.60% due
                              7/01/2003 (a)                                                                          500
                      3,840   Yuma, Arizona, IDA, M/F Housing Revenue Bonds (El Encanto Apartments),
                              VRDN, Series A, 4.30% due 11/01/2008 (a)                                             3,840

                              Total Investments (Cost--$123,095*)-- 99.2%                                        123,095

                              Other Assets Less Liabilities--0.8%                                                  1,013
                                                                                                                --------
                              Net Assets--100.0%                                                                $124,108
                                                                                                                ========


(a)The interest rate is subject to change periodically based on certain indexes. The interest rate shown is the rate in effect at September 30, 1995.
(b)Prerefunded.
(c)MBIA Insured.
(d)FGIG Insured.
(e)AMBAC Insured.
  *Cost for Federal income tax purposes.


See Notes to Financial Statements.



CMA ARIZONA MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 1995
Assets:
Investments, at value (identified cost--$123,095,027) (Note 1a)                                            $ 123,095,027
Cash                                                                                                             156,836
Receivables:
 Interest                                                                                 $     630,260
 Beneficial interest sold                                                                       303,928          934,188
                                                                                          -------------
Deferred organization expenses (Note 1d)                                                                          21,691
                                                                                                           -------------
Total assets                                                                                                 124,209,885
                                                                                                           -------------
Liabilities:
Payables:
 Distributor (Note 2)                                                                            28,860
 Investment adviser (Note 2)                                                                     19,451           48,311
                                                                                          -------------
Accrued expenses and other liabilities                                                                            53,154
                                                                                                           -------------
Total liabilities                                                                                                101,465
                                                                                                           -------------
Net Assets                                                                                                 $ 124,108,420
                                                                                                           =============
Net Assets Consist of:
Shares of beneficial interest, $0.10 par value, unlimited number of
shares authorized                                                                                          $  12,411,183
Paid-in capital in excess of par                                                                             111,700,643
Accumulated realized capital losses--net                                                                          (3,406)
                                                                                                           -------------
Net Assets--Equivalent to $1.00 per share based on 124,111,825 shares of
beneficial interest outstanding                                                                            $ 124,108,420
                                                                                                           =============





See Notes to Financial Statements.

CMA ARIZONA MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1995
Investment Income (Note 1c):
Interest and amortization of premium and discount earned                                                   $   2,275,992

Expenses:
Investment advisory fees (Note 2)                                                         $     283,075
Distribution fees (Note 2)                                                                       70,424
Accounting services (Note 2)                                                                     22,909
Professional fees                                                                                21,423
Registration fees (Note 1d)                                                                      14,525
Transfer agent fees (Note 2)                                                                     11,926
Printing and shareholder reports                                                                  7,905
Custodian fees                                                                                    6,223
Amortization of organization expenses (Note 1d)                                                   3,744
Pricing fees                                                                                      2,390
Trustees' fees and expenses                                                                         589
Other                                                                                               820
                                                                                          -------------
Total expenses before reimbursement                                                             445,953
Reimbursement of expenses (Note 2)                                                             (169,845)
                                                                                          -------------
Total expenses after reimbursement                                                                               276,108
                                                                                                           -------------
Investment income--net                                                                                         1,999,884
Realized Loss on Investments--Net (Note 1c)                                                                       (5,840)
                                                                                                           -------------
Net Increase in Net Assets Resulting from Operations                                                       $   1,994,044
                                                                                                           =============





See Notes to Financial Statements.

CMA ARIZONA MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS
                                                                                          For the Six        For the
                                                                                          Months Ended      Year Ended
Increase (Decrease) in Net Assets:                                                       Sept. 30, 1995   March 31, 1995
Operations:
Investment income--net                                                                    $   1,999,884    $   2,445,657
Realized gain (loss) on investments--net                                                         (5,840)           2,450
                                                                                          -------------    -------------
Net increase in net assets resulting from operations                                          1,994,044        2,448,107
                                                                                          -------------    -------------
Dividends to Shareholders (Note 1e):
Investment income--net                                                                       (1,999,884)      (2,445,657)
                                                                                          -------------    -------------
Net decrease in net assets resulting from dividends to shareholders                          (1,999,884)      (2,445,657)
                                                                                          -------------    -------------
Beneficial Interest Transactions (Note 3):
Net proceeds from sale of shares                                                            240,720,592      389,748,845
Net asset value of shares issued to shareholders in reinvestment
of dividends (Note 1e)                                                                        1,999,856        2,445,654
                                                                                          -------------    -------------
                                                                                            242,720,448      392,194,499
Cost of shares redeemed                                                                    (222,323,047)    (361,894,068)
                                                                                          -------------    -------------
Net increase in net assets derived from beneficial interest transactions                     20,397,401       30,300,431
                                                                                          -------------    -------------
Net Assets:
Total increase in net assets                                                                 20,391,561       30,302,881
Beginning of period                                                                         103,716,859       73,413,978
                                                                                          -------------    -------------
End of period                                                                             $ 124,108,420    $ 103,716,859
                                                                                          =============    =============




See Notes to Financial Statements.

CMA ARIZONA MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS
                                                                                                                For the
                                                               For the                                           Period
The following per share data and ratios have been derived     Six Months                                        Feb. 8,
from information provided in the financial statements.          Ended            For the Year Ended            1993++ to
                                                              Sept. 30,              March 31,                  March 31,
Increase (Decrease) in Net Asset Value:                         1995            1995             1994             1993
Per Share Operating Performance:
Net asset value, beginning of period                          $   1.00        $   1.00         $   1.00         $   1.00
                                                              --------        --------         --------         --------
Investment income--net                                             .02             .03              .02             .002
                                                              --------        --------         --------         --------
Total from investment operations                                   .02             .03              .02             .002
                                                              --------        --------         --------         --------
Less dividends from investment income--net                        (.02)           (.03)            (.02)           (.002)
                                                              --------        --------         --------         --------
Net asset value, end of period                                $   1.00        $   1.00         $   1.00         $   1.00
                                                              ========        ========         ========         ========
Total Investment Return                                          3.57%*          2.83%            1.90%            1.78%*
                                                              ========        ========         ========         ========
Ratios to Average Net Assets:
Expenses, net of reimbursement and excluding
distribution fees                                                 .36%*           .41%             .47%             .33%*
                                                              ========        ========         ========         ========
Expenses, net of reimbursement                                    .49%*           .54%             .59%             .46%*
                                                              ========        ========         ========         ========
Expenses                                                          .79%*           .85%             .98%            1.15%*
                                                              ========        ========         ========         ========
Investment income--net                                           3.53%*          2.84%            1.89%            1.86%*
                                                              ========        ========         ========         ========
Supplemental Data:
Net assets, end of period (in thousands)                      $124,108        $103,717         $ 73,414         $ 41,437
                                                              ========        ========         ========         ========

 *Annualized.
++Commencement of Operations.




See Notes to Financial Statements.

CMA ARIZONA MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
CMA Arizona Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM" or "Adviser"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: 0.50% of the first $500 million of average daily net assets; 0.425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.375% of average daily net assets in excess of $1 billion.

The most restrictive annual expense limitation requires that the Adviser reimburse the Fund to the extent the Fund's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed in any fiscal year 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the Fund's next $70 million of average daily net assets, and 1.5% of the average daily net assets in excess thereof. No fee payment will be made to the Adviser during the year which will cause such expenses to exceed the pro rata expense limitation at the time of such payment. For the six months ended September 30, 1995, FAM earned fees of $283,075, of which $169,845 was voluntarily waived.


CMA ARIZONA MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLPF&S, MLFDS, and/or ML & Co.

3. Shares of Beneficial Interest:
The number of shares purchased and redeemed during the period corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.





CMA ARIZONA MUNICIPAL MONEY FUND


Officers and Trustees
Arthur Zeikel--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Richard R. West--Trustee
Terry K. Glenn--Executive Vice President
Vincent R. Giordano--Senior Vice President
Edward J. Andrews--Vice President
Donald C. Burke--Vice President
Peter J. Hayes--Vice President
Kenneth A. Jacob--Vice President
Kevin A. Schiatta--Vice President
Helen Marie Sheehan--Vice President
Gerald M. Richard--Treasurer
Robert Harris--Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 221-7210*

[FN]
*For inquiries regarding your CMA account, call (800) CMA-INFO [(800) 262-4636].